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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 21, 2003


               Bond Securitization, L.L.C., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2003, providing for the issuance of the American General Mortgage Loan Trust 2003-1, Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1).


                         BOND SECURITIZATION, L.L.C.,
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                          333-87146               36-4449120
------------------------------        ------------------   --------------------
(State of Other Jurisdiction             (Commission         (I.R.S. Employer
     of Incorporation)                   File Number)     Identification No.)


                 1 Bank One Plaza
                 Chicago, Illinois                              60670
                                                        ---------------------
          -------------------------------                    (Zip Code)
               (Address of Principal
                Executive Offices)



       Registrant's telephone number, including area code (312) 732-4000
                                                          --------------


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Item 5.    Other Events.
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Filing of Computational Materials
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         In connection with the offering of the Mortgage Loan Asset-Backed
Pass-Through Certificates, Series 2003-1, Banc One Capital Markets, Inc., and Citigroup Global Markets, Inc., as the Underwriters of the Underwritten Certificates, have prepared certain materials (the "Underwriters' Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Underwriters' Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Underwriters' Computational Materials, listed as Exhibit 99.1 hereto.


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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 23, 2003 and the prospectus supplement dated May 23, 2003, of Bond Securitization, L.L.C., relating to its Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1.



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Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

   99.1     Underwriters' Computational Materials attached hereto

                                   Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BOND SECURITIZATION, L.L.C.




                                         By: /s/ John Heeger
                                            -------------------------
                                         John Heeger
                                         Vice President


Dated:  May 21, 2003


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                                 Exhibit Index
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Exhibit                                                                 Page
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99.1     Underwriters' Computational Materials attached hereto.           6